                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement             [ ] Confidential, for Use of the
                                                 Commission Only (as permitted
by
                                                 Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
240.14a-12
Bond Portfolio for Endowments, Inc.
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-
                (Name of Registrant as Specified In Its Charter)
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-
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
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    (2) Aggregate number of securities to which transaction applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    ---------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
    ---------------------------------------------------------------------------
    (5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
    number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
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    (2) Form, Schedule or Registration Statement No.:
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    (3) Filing Party:
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    (4) Date Filed:
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Notes:

                  BOND PORTFOLIO FOR ENDOWMENTS, INC.
                       Four Embarcadero Center
                           P.O. Box 7650
                   San Francisco, California 94120

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         NOVEMBER 16, 1995

To the Shareholders of Bond Portfolio for Endowments, Inc.:

 The Annual Meeting of Shareholders of Bond Portfolio for Endowments, Inc. (the "fund") will be held at the offices of Capital Research and Management Company, 333 South Hope Street, 50th Floor, Los Angeles, California, on Thursday, November 16, 1995, at 10:15 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

(1) election of a board of eight (8) directors;

(2) amendment of Article Sixth of the Certificate of Incorporation to reduce the authorized capital stock of the fund to 5,000,000 shares;

(3) ratification of the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the fund for the fiscal year ending July 31, 1996; and

(4) such other matters as may properly come before the meeting.

 The Board of Directors has fixed the close of business on September 27, 1995 as the record date for the determination of shareholders entitled to receive notice of and to vote at the annual meeting.

 THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE ANNUAL MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

By Order of the Board of Directors

Patrick F. Quan
Secretary

San Francisco, California
October 3, 1995

                 IT IS IMPORTANT THAT YOU MARK, DATE, SIGN, AND
                       PROMPTLY MAIL THE ENCLOSED PROXY.

                                PROXY STATEMENT

 The enclosed Proxy is solicited by the Board of Directors of the fund in connection with the Annual Meeting of Shareholders to be held on Thursday, November 16, 1995. Every Proxy returned in time to be voted at the meeting will be voted, and, if a specification is made with respect to any proposal, the Proxy will be voted accordingly. Anyone giving a Proxy may revoke it prior to its exercise, either by filing with the fund a written notice of revocation, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person.

 At the close of business on September 27, 1995, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding _________ common shares of capital stock, $1 par value, the only authorized class of voting securities of the fund. Each share is entitled to one vote. There is no provision for cumulative voting. As of August 31, 1995 the shareholders who owned 5% or more of the fund's outstanding stock were: California Institute of the Arts, 514,168 shares (19.71%); Episcopal Homes Foundation, 172,955 shares (6.63%); Hospitaller Foundation of California, 140,243 shares (5.38%); St. Mark's School of Texas, 425,349 shares (16.31%); and San Francisco Opera Association, 152,816 shares (5.86%).

 This Proxy Statement was first mailed to shareholders on or about October 3, 1995. The fund's Annual Report for the fiscal year ended July 31, 1995 including financial statements has been mailed to each shareholder entitled to vote at the meeting. The report is not to be regarded as proxy soliciting material or as part of this Proxy Statement.

 With respect to the election of directors (Item 1), the eight nominees receiving the highest number of votes shall be deemed to be elected. The vote required to approve Item 2 is the affirmative vote of the lesser of (a) 67% or more of all shares present in person or by proxy, provided the holders of more than 50% of all outstanding voting shares are present or represented by proxy, or (b) more than 50% of all outstanding voting shares on the record date. The vote required to approve Item 3 is the affirmative vote of more than 50% of all outstanding voting shares on the record date.

 In the event that sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies. The persons named as proxies may vote all Proxies in favor of such adjournment. Signed but unmarked Proxies will be voted for the below nominated Directors and in favor of all proposals. Proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s).

1. ELECTION OF DIRECTORS

 Eight directors are to be elected at the meeting to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. All of the nominees were elected by the shareholders at a meeting held November 17, 1994. The directors were nominated for re-election at a meeting of the Board held August 11, 1995. Each of the nominees has agreed to serve as a director if re-elected. The Certificate of Incorporation provides that each director, except for the Chairman of the Board or the President, shall be a designated representative of at least one charitable institution which is a shareholder of the fund or of Endowments, Inc. If, due to present unforeseen circumstances, any nominee should not be available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated directors for such other nominee as the present directors shall recommend. The table below sets forth certain information regarding the nominees.

Name of Nominee       Current Principal        Year First    Memberships on
(Position with        Occupation and           Elected a     Boards of Other
Fund)                 Principal Employment     Director      Registered Investment
and Age               During Past Five Years #               Companies and Publicly
                                                             Held Companies



* Robert B. Egelston   Senior Partner, The      1989        Emerging Markets Growth
 (Chairman of the      Capital Group                         Fund
 Board)                Partners, L.P.; former               Endowments
 64                    Chairman of the Board,               The New Economy Fund
                       The Capital Group                    SMALLCAP World Fund
                       Companies, Inc.



+@**Frank L. Ellsworth President, Independent   1992        Anchor Pathway Fund
 (Director)            Colleges of Southern                 Endowments
 52                    California; former                   The Polaris Trust
                       President, Pitzer College.
                       Designated Representative:
                       Independent Colleges of
                       Southern California.



+@Steven D. Lavine     President, California    1994        Endowments
 (Director)            Institute of the Arts.
 48                    Designated Representative:
                       California Institute of
                       the Arts.


+@Patricia A. McBride   Chief Financial Officer,    1988        Endowments
   (Director)          Kevin L. McBride,
    52                 D.D.S., Inc.
                       Designated Representative:
                       St. Mark's School of
                       Texas.



+@John R. Metcalf      Private investor; former    1971        Endowments
 (Director)            Vice President,
 79                    Alexander and Alexander.
                       Designated Representative:
                       Alpine Winter Foundation.



+@Charles R. Redmond   Chairman, Pfaffinger        1988        Endowments
 (Director)            Foundation, and President
 69                    and Chief Executive Officer,
                       Times Mirror Foundation;
                       former Executive Vice
                       President and Member of the
                       Management Committee, The
                       Times Mirror Company.
                       Designated Representative:
                       Loyola Marymount University.





* Thomas E. Terry      Consultant.  Former Vice    1994        American Variable Insurance Series
 (President and        President and Secretary,                Endowments
 (Director)            Capital Research and
 57                    Management Company.
                       Designated Representative:
                       Citizens' Scholarship
                       Foundation of America.



+@Robert C. Ziebarth   Management Consultant,    1993        Endowments
 (Director)            Ziebarth Company.
 59                    Designated Representative:
                       Foundation for Reproductive
                       Research & Education.


______________________
# Corporate positions, in some instances, may have changed during the period.

* Is considered an "interested person" of the fund within the meaning of the Investment Company Act of 1940 (the "1940 Act"), on the basis of his affiliation with Capital Research and Management Company (the "Investment Adviser").

+ The fund has an Audit Committee comprised of the above-designated directors. The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Directors, reviewing the audit plan and results of audits and considering matters deemed appropriate by the Board of Directors and/or the Committee.

@ The fund has a Contracts Committee comprised of the above-designated directors who are not considered to be "interested persons" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory agreement that the fund proposes to enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Directors on these matters.

** Mr. Ellsworth serves as a director or trustee on the boards of a total of three funds, which are managed by Capital Research and Management Company. Only Anchor Pathway Fund pays a directors fee. His total compensation from that fund for the 12 months through July 31, 1995 was $13,000.

 Shares of the fund may be purchased only by institutional investors exempt from taxation under Section 501(c)(3) of the Internal Revenue Code. Therefore, none of the directors owns any shares of the fund. Furthermore, the fund pays no salaries or other compensation to its directors.

 There were four Board of Directors, one Contracts Committee, and two Audit Committee meetings in the fiscal year 1995. Each of the nominees, except Mr. Lavine, attended at least 75% of all meetings of the Board and of the committees of which he or she was a member.

                            OTHER EXECUTIVE OFFICERS

Name                         Principal Occupation                   Officer
(Position with Fund)         for Last Five Years /1/                Continuously
and Age                                                             Since/2/



Abner D. Goldstine           Senior Vice President and Director,    1995
 (Senior Vice President)     Capital Research and Management
 65                          Company.



George A. Miller             Senior Vice President and Director,    1995
 (Senior Vice President)     Capital Research and Management
 59                          Company.



Robert G. O'Donnell          Senior Vice President and Director,    1995
 (Senior Vice President)     Capital Research and Management
 51                          Company.



Steven N. Kearsley           Vice President and                     1975
 (Vice President and         Treasurer, Capital
 Treasurer)                  Research and Management
 54                          Company.



Patrick F. Quan              Vice President - Fund                  1986
 (Secretary)                 Business Management Group,
 37                          Capital Research and
                             Management Company.


__________________

/1/ The occupation shown reflects the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during the period.

/2/ Officers are elected to hold office until their respective successors are elected, or until they resign or are removed.

 No officers, directors, or employees of Capital Research and Management Company, its parent, or its subsidiaries received any remuneration directly from the fund.


2. REDUCTION OF AUTHORIZED CAPITAL STOCK

 The fund has authorized capitalization of 10,000,000 shares of $1.00 par value common capital stock. It is proposed that the authorized capitalization be reduced to 5,000,000 shares of $1.00 par value common capital stock.

 For purpose of calculating franchise taxes for the State of Delaware, where the fund is incorporated, the total number of shares authorized by the fund, as opposed to the shares outstanding, is used in determining the tax owed. When fund shares are redeemed, they are added back to the number of shares available for sale. Capital Research and Management Company, as investment adviser to the fund, feels that 5,000,000 shares would provide sufficient authorized shares to meet anticipated sales.

 The directors believe that it is advisable to reduce the authorized capital stock of the fund at this time in order to realize savings attributable to a reduction in franchise taxes paid by the fund to the State of Delaware. The Investment Adviser believes that the fund and its shareholders will benefit from this savings, and the fund can easily amend its Certificate of Incorporation to increase the number of shares authorized when share sales warrant such an increase. As of September 27, 1995, there were ______ shares of the fund outstanding.

 Such a reduction of the authorized capital stock may be accomplished by appropriate amendment of the Certificate of Incorporation of the fund. The Board of Directors has adopted a resolution to effect this amendment, and in order for such an amendment to become effective under Delaware Corporation Law, a similar resolution must be adopted by the shareholders.

 The proposed amendment will not affect the par value, nature, or rights of the fund's capital shares now outstanding or shares which may subsequently be issued, nor will it affect the method by which the fund's shares are sold and issued.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE AMENDMENT OF ARTICLE SIXTH OF THE CERTIFICATE OF INCORPORATION TO REDUCE THE AUTHORIZED CAPITAL STOCK OF THE FUND TO 5,000,000 SHARES.


 3. RATIFICATION OF THE SELECTION BY THE BOARD OF DIRECTORS OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR 1996

 Shareholders are requested to ratify the selection by the Board of Directors (including a majority of directors who are not "interested persons" of the fund as that term is defined in the 1940 Act) of the firm of Deloitte & Touche LLP as independent accountants for the fund for the fiscal year 1996. In addition to the normal audit services, Deloitte & Touche LLP will provide services in connection with the preparation and review of federal and state tax returns for the fund. Deloitte & Touche LLP has served as the fund's independent accountants since February 13, 1991 and has advised the fund that it has no material direct or indirect financial interest in the fund or its affiliates. No representative of the firm of Deloitte & Touche LLP is expected to be available to answer questions or attend the meeting of shareholders.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THEIR SELECTION OF DELOITTE & TOUCHE LLP.


OTHER MATTERS

 Neither the persons named in the enclosed Proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters set forth herein. Should any other matters properly requiring a vote of shareholders arise, the Proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such Proxy discretionary authority to vote the shares in respect of any such matters in accordance with their best judgment in the interest of the fund and its shareholders.

                             SHAREHOLDER PROPOSALS

 Notice is hereby given that any shareholder proposals for inclusion in the proxy solicitation materials for the next annual meeting, presently scheduled for November 1996, must be received by the fund at its principal executive offices, Four Embarcadero Center, Suite 1800, San Francisco, CA 94111, not less than 120 days in advance of the first anniversary of the date of this Proxy Statement. Any such proposals must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

                              GENERAL INFORMATION

 Capital Research and Management Company is the investment adviser to the fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92621.

 The cost of solicitation of the enclosed Proxies will be borne by the fund.
If necessary to ensure satisfactory representation at the meeting, the officers of the fund may solicit proxies to a limited extent by telephone or telecopier. Any such additional solicitation would be undertaken without cost to the fund, except actual out-of-pocket communication charges which are estimated not to exceed $1,000. ALL SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

 A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE FUND AT FOUR EMBARCADERO CENTER, SUITE 1800, SAN FRANCISCO, CA 94111, OR BY TELEPHONING 415/421-9360. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

By Order of the Board of Directors

Patrick F. Quan
Secretary

October 3, 1995

PROXY
                      BOND PORTFOLIO FOR ENDOWMENTS, INC.

        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
                        FUND FOR THE ANNUAL MEETING
                OF SHAREHOLDERS TO BE HELD NOVEMBER 16, 1995

The undersigned hereby appoints Thomas E. Terry and Patrick F. Quan as lawful agents and proxies, each with full power to appoint a substitute to represent the undersigned at the aforesaid Annual Meeting of Shareholders to be held at the offices of Capital Research and Management Company, 333 South Hope Street, 50th Floor, Los Angeles, California, on Thursday, November 16, 1995, at 10:15 a.m., on all matters coming before said meeting.

1. ELECTION OF DIRECTORS

  Nominees: Robert B. Egelston, Frank L. Ellsworth, Steven D. Lavine, Patricia
            A. McBride, John R. Metcalf, Charles R. Redmond, Thomas E. Terry, and Robert C. Ziebarth

    [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any):

         -----------------------------------------------------------------
         -----------------------------------------------------------------

                    OR

    [  ] VOTE WITHHELD from all nominees.

2. AMENDMENT OF ARTICLE SIXTH OF THE CERTIFICATE OF INCORPORATION TO REDUCE THE AUTHORIZED CAPITAL STOCK OF THE FUND TO 5,000,000 SHARES

                        [  ]  FOR     [  ]  AGAINST   [  ]  ABSTAIN

3. RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT
ACCOUNTANTS

                        [  ]  FOR     [  ]  AGAINST  [  ]  ABSTAIN

4. In their discretion, upon other matters as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2 AND 3.

__________, 1995             __________________________________________
  (Date)                     (Please sign exactly as name appears below)

                            SHAREHOLDER: {bendi shareholder}
                                         ------------------------------
         SHARES HELD SEPTEMBER 27, 1995: {shares}
                                         ------------------------------